Exhibit 99.1

This Statement on Form 4 is filed by Fortress Investment Holdings LLC, Fortress Investment Group LLC, FIG Advisors LLC, RIC Coinvestment Fund LP, FIT Holdings LLC, Fortress Fund MM II LLC, Fortress Investment Fund II LLC, Fortress Investment Trust II and FIT-ALT Investor LLC. The principal business address of each of the Reporting Persons is 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

Name of Designated Filer: Fortress Investment Holdings LLC

Date of Event Requiring Statement: 7/25/2006

Issuer Name and Ticker or Trading Symbol: Brookdale Senior Living Inc. (BKD)

                FORTRESS INVESTMENT HOLDINGS LLC

                        /s/ Randal A. Nardone
                By:     Randal A. Nardone
                Its:    Manager

                FORTRESS INVESTMENT GROUP LLC

                        /s/ Randal A. Nardone
                By:     Randal A. Nardone
                Its:    Chief Operating Officer

                FIG ADVISORS LLC

                        /s/ Randal A. Nardone
                By:     Randal A. Nardone
                Its:    Chief Operating Officer

                RIC COINVESTMENT FUND LP

                By: RIC COINVESTMENT GP, its general  partner

                        /s/ Randal A. Nardone
                By:     Randal A. Nardone
                Its:    Chief Operating Officer & Secretary


                FIT HOLDINGS LLC

                        /s/ Randal A. Nardone
                By:     Randal A. Nardone
                Its:    Chief Operating Officer and Secretary

                FORTRESS FUND MM II LLC

                By: FORTRESS INVESTMENT GROUP LLC, its Managing Member

                        /s/ Randal A. Nardone
                By:     Randal A. Nardone
                Its:    Chief Operating Officer

                FORTRESS INVESTMENT FUND II LLC

                By: FORTRESS FUND MM II LLC, its Managing Member

                By: Fortress Investment Group LLC, its Managing Member

                        /s/ Randal A. Nardone
                By:     Randal A. Nardone
                Its:    Chief Operating Officer

                FORTRESS INVESTMENT TRUST II

                        /s/ Randal A. Nardone
                By:     Randal A. Nardone
                Its:    Chief Operating Officer and Secretary


                FIT-ALT INVESTOR LLC

                        /s/ Randal A. Nardone
                By:     Randal A. Nardone
                Its:    Chief Operating Officer and Secretary